UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 15, 2018

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On March 15, 2018, National CineMedia, Inc. (“NCM, Inc.”), as sole manager of National CineMedia, LLC (“NCM LLC”), provided written notices setting forth the determination of common membership units due to/from the members of NCM LLC as shown in the table below, in accordance with the Common Unit Adjustment Agreement dated as of February 13, 2007, by and among NCM, Inc., NCM LLC, Regal CineMedia Holdings, LLC (“Regal”), American Multi-Cinema, Inc. (“AMC”), Cinemark Media, Inc. (“Cinemark”), Regal Cinemas, Inc. (“RCI”) and Cinemark USA, Inc.  Regal, AMC and Cinemark are referred to collectively as the “Founding Members.”   The “Founding Member Group” means, with respect to each Founding Member, the Founding Member, its ESA Party, and their Affiliates.  Any undefined capitalized term has the meaning given it in the Common Unit Adjustment Agreement.  Under the Common Unit Adjustment Agreement, the adjustment of membership units is conducted annually, except that a Common Unit Adjustment will occur for a specific Founding Member (or designee) if its acquisition or disposition of theaters, in a single transaction or cumulatively since the most recent Common Unit Adjustment, results in an extraordinary attendance increase or decrease in excess of two percent of the annual total attendance as determined on the prior adjustment date. The common membership units are expected to be issued on March 29, 2018, the settlement date. Following is a summary of the NCM LLC ownership units that will result from this most recent Common Unit Adjustment:

Founding Member Group	Number of Units Owned Prior to Adjustments	Number of Units Issued per 2017 Adjustment (as of Dec. 28, 2017)	Total Number of Units Owned Post Adjustments
AMC	22,392,630	(915,150)	21,477,480
Cinemark	27,871,862	908,042	28,779,904
Regal	27,574,620	2,828,818	30,403,438
NCM, Inc. (1)	76,242,222	-	76,242,222
Total	154,081,334	2,821,710	156,903,044

_________________

(1)

Excludes the issuance of NCM LLC units with respect to restricted shares which have vested and stock options which have been exercised subsequent to December 29, 2016 as these NCM LLC units are issued at each quarter end.

Following the issuance (surrender) of these common membership units pursuant to the Common Unit Adjustment Agreement for fiscal 2017, each Founding Member Group’s ownership interest in NCM LLC will change as follows:

Founding Member Group	Ownership Interest Prior to Adjustments	Ownership Interest Post Adjustments	Change
AMC	14.5%	13.7%	-0.8
Cinemark	18.1%	18.3%	+0.2
Regal	17.9%	19.4%	+1.5
NCM, Inc. (1)	49.5%	48.6%	-0.9

_________________

(1)

Excludes the issuance of NCM LLC units with respect to restricted shares which have vested and stock options which have been exercised subsequent to December 28, 2017 as these NCM LLC units are issued at each quarter end.

Pursuant to NCM, Inc.’s Amended and Restated Certificate of Incorporation and NCM LLC’s Third Amended and Restated Limited Liability Company Operating Agreement, as amended, members of NCM LLC, other than NCM, Inc., may choose to have common membership units redeemed, and NCM, Inc. may elect to issue cash or shares of its common stock on a one-for-one basis.  Therefore, the NCM LLC units issued to the Founding Members may be redeemable for an equal number of shares of NCM, Inc.’s common stock.

Neither NCM, Inc. nor NCM LLC received any cash consideration in exchange for the issuance of the units.  In addition to the issuance of the units, cash will be paid in lieu of partial units in the amounts of $5.94 and $1.83 to Cinemark USA, Inc. and RCI, respectively, and cash was received in lieu of partial units returned in the amount of $6.27 from AMC.

The units will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided for by Section 4(2) thereof for transactions not involving a public offering. Appropriate legends will be affixed to the securities issued in this transaction. The Founding Members had adequate access, through business or other relationships, to information about NCM, Inc.

Discussion of Common Unit Adjustment Calculations

Methodology

The Common Unit Adjustment Agreement provides a mechanism for adjusting membership units held by the Founding Members, based on increases or decreases in attendance associated with new theater construction or acquisitions and dispositions or closures by each Founding Member as discussed below.  The adjustment of membership units pursuant to this agreement are conducted annually, except that an earlier adjustment will occur for a Founding Member if its acquisition or disposition of theaters, in a single transaction or cumulatively since the most recent adjustment, will cause a change of two percent or more in the total annual attendance.

Increases in attendance associated with theater additions are included in the unit adjustment if arising from acquisition of a theater or opening of a newly constructed theater, except that lease renewals and extensions are not included and acquired theaters, subject to an agreement with an alternative cinema advertising provider, will not be included until certain run out payments are made to NCM LLC by the Founding Member acquiring the theater pursuant to its ESA or until such third party cinema advertising agreement expires.

Decreases in attendance associated with theater dispositions are included in the unit adjustment if arising from the closure or sale of a theater, unless the purchaser or sublessee enters into an agreement with NCM LLC similar to the ESA, the theater is closed at or after the end of its lease term in effect on February 13, 2007 (the Common Unit Adjustment Agreement date), the theater is closed at the end of an initial term of a lease entered into after February 13, 2007, or a non-digitized theater is closed within the last three years of the term of a lease in effect on February 13, 2007 (the closing date of NCM, Inc.’s initial public offering).

The increases in attendance for acquired theaters that were open for the full twelve months prior to the acquisition date are calculated based on the attendance for the twelve months prior to the acquisition date and decreases in attendance for theaters that were disposed are based on the attendance for the twelve months prior to the disposition date. However, if an acquired or new build theater was not operating during the entire twelve months prior to the acquisition date (in the case of an acquired theater), the change in annual attendance is calculated based on 75% of the projected, year 1 annual attendance for such theater, as determined by the Founding Members’ board of directors (or other investment committee designated by the board) in approving development or acquisition.  Additionally, in the calculations for adjustment upon acquisition, new openings, closures or disposition, only 50% of the attendance is included for theaters that were not digitized.

In the case of acquired or new build theaters in which the 75% of projected, year 1 annual attendance was used in prior Common Unit Adjustments, an additional adjustment or “true-up” was made to the net increases and decreases in attendance.  This adjustment was calculated as the variance between the attendees applied in the prior Common Unit Adjustment and the actual, year 1 attendance for such theaters.

Discussion of changes in screens and attendance

The aggregate net attendance adjustment used in calculating the Common Unit Adjustment for the 2017 fiscal year was an increase of 6,816,041 attendees as described below.

•	The total attendance increase was 11,100,646 attendees, of which:
o	4,289,575 related to newly opened or acquired theaters that were not open for 12 months at time of acquisition.
▪	4,289,575 from digital screens or 5,719,433 weighted at 75%
o	6,811,071 attendees related to acquired theaters that were open for the full 12 months prior to the acquisition date
▪	6,811,071 from digital screens weighted at 100%

A total of 293 screens were added resulting in an average attendance per added screen of approximately 37,886.

•	The total attendance decrease due to dispositions was 5,910,349 attendees, of which
▪	5,877,989 from digital screens weighted at 100%
▪	32,360 from non-digital screens or 64,720 weighted at 50%

A total of 243 screens were disposed of resulting in an average attendance per disposed screen of approximately 24,322.

•

The total attendance increase due to an adjustment between the projected, year 1 attendance of 18 new build and acquired theaters or 203 screens included in the prior Common Unit Adjustment and the actual, year 1 attendance for these theaters was 1,625,744 attendees.

Excluded from the calculation was a 2,202,783 decrease in attendance related to theater closures associated with expired leases in effect at February 13, 2007, of which all attendees were from digital screens.  A total of 117 screens were excluded, due to end of lease screen closures resulting in an average attendance per excluded screen of approximately 18,827.

Calculation of the Common Unit Adjustment (1): (as of and for the fiscal year ended December 28, 2017, except as noted)

Outstanding NCM LLC Equity Equivalents (2)	154,436,058
Times - NCM, Inc. Share Price (3)	$6.4964
NCM LLC Equity Value	$1,003,278,407
NCM LLC Long-Term Funded Debt	$932,000,000
Less: NCM LLC Cash and Cash Equivalents	$(4,574,047)
NCM LLC Enterprise Value	$1,930,704,360
Divided by - Attendance Total (4)	717,898,095
NCM LLC Enterprise Value per Attendee	$2.6893850
Times - aggregate Net Attendance Adjustment (for the period December 30, 2016 through December 28, 2017)	6,816,041
Common Unit Adjustment Equivalent (Value of aggregate Net Attendance Adjustment)	$18,330,958
Divided by - NCM, Inc. Share Price (3)	$6.4964
Common Unit Adjustment (in whole units)	2,821,710
Cash paid in lieu of partial units issued Founding Members	$1.50

_________________

(1)	Terms as defined in the Common Unit Adjustment Agreement.
(2)

Includes 76,239,638 60-day weighted average shares of NCMI outstanding common stock, 77,839,112 60-day weighted average NCM LLC units held by the Founding Members and 357,308 restricted shares and outstanding options deemed exercised under the treasury stock method.

(3)	Represents the 60-day weighted average share price of NCM, Inc. up to, but not including, December 28, 2017.
(4)

Includes attendees from (i) Founding Members, (ii) network affiliates and (ii) certain Rave theaters previously acquired by Cinemark under contract with another cinema advertising provider for which Cinemark pay integration payments to NCM LLC and (iii) certain Rave and Carmike theaters previously acquired by AMC under contract with another cinema advertising provider for which AMC pay integration payments to NCM LLC.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit	Description
3.1	Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.1 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on May 6, 2011.)
10.1

National CineMedia, LLC Third Amended and Restated Limited Liability Company Operating Agreement dated as of February 13, 2007, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc.  (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.1.1

First Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of March 16, 2009, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc.  (Incorporated by reference to Exhibit 10.1.1 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on August 7, 2009.)

10.1.2

Second Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of August 6, 2010, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc.  (Incorporated by reference to Exhibit 10.1 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on August 10, 2010.)

10.1.3

Third Amendment to the Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated September 3, 2013, by and among American Multi-Cinema, Inc., AMC ShowPlace Theaters, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC, Regal Cinemas, Inc. and National CineMedia, Inc.  (Incorporated by reference to Exhibit 10.1.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on September 9, 2013.)

10.2

Common Unit Adjustment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC, Regal CineMedia Holdings, LLC, American Multi-Cinema, Inc., Cinemark Media, Inc, Regal Cinemas, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.)  (Incorporated by reference to Exhibit 10.6 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.3

Registration Rights Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., American Multi-Cinema, Inc., Regal CineMedia Holdings, LLC and Cinemark Media, Inc.  (Incorporated by reference to Exhibit 10.11 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4

Amended and Restated Exhibitor Services Agreement dated as of December 26, 2013, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Commission.)  (Incorporated by reference to Exhibit 10.2.4 to NCM, Inc.’s Annual Report on Form 10-K (File No. 001-33296) filed on February 21, 2014).

Exhibit	Description
10.5

Amended and Restated Exhibitor Services Agreement dated as of December 26, 2013, by and between National CineMedia, LLC and Cinemark USA, Inc. (Confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Commission.)  (Incorporated by reference to Exhibit 10.3.4 to NCM, Inc.’s Annual Report on Form 10-K (File No. 001-33296) filed on February 21, 2014).

10.6

Amended and Restated Exhibitor Services Agreement dated as of December 26, 2013, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Commission.)  (Incorporated by reference to Exhibit 10.4.4 to NCM, Inc.’s Annual Report on Form 10-K (File No. 001-33296) filed on February 21, 2014).

10.7

Amendment to Exhibitor Services Agreement dated as of March 9, 2017, by and between National CineMedia, LLC and American Multi-Cinema, Inc.  (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on March 15, 2017).

10.8

Amendment to Exhibitor Services Agreement dated as of March 9, 2017, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on March 15, 2017).

10.9

Waiver of Section 12.06 of the ESA, dated as of March 14, 2017, by and between National CineMedia, LLC and Cinemark USA, Inc.  (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on March 15, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: March 19, 2018	By:	/s/ Katherine L. Scherping
Katherine L. Scherping
Chief Financial Officer

NATIONAL CINEMEDIA, LLC

By:  National CineMedia, Inc., its manager

Dated: March 19, 2018	By:	/s/ Katherine L. Scherping
Katherine L. Scherping
Chief Financial Officer